UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: January 19, 2006


                             UnionBanCal Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                      001-15081                  94-1234979
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)

                              400 California Street
                          San Francisco, CA 94104-1302
                               Tel. (415) 765-2969


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.

     On January 19, 2006, the Company issued a press release concerning earnings for the fourth quarter of 2005, a copy of which is furnished herewith as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits

     (c)  Exhibits:



   Exhibit No.              Description
--------------------------------------------------------------------------------
        99.1             Press release dated January 19, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   January 19, 2006


                                  UNIONBANCAL CORPORATION

                                  By:         /S/ DAVID I. MATSON
                                     -------------------------------------------
                                                  David I. Matson
                                             Chief Financial Officer
                                            (Duly Authorized Officer)

                                  EXHIBIT INDEX

   Exhibit No.              Description
--------------------------------------------------------------------------------
        99.1             Press release dated January 19, 2006.